Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 17 – SUBSEQUENT EVENTS

In March 2021, the Company obtained a loan from BOC of RMB 25 million (approximately $3.8 million). The loan bears an annual floating interest rate of LPR+0.2%, matures on March 7, 2022 and is subject to various covenants, including on-schedule repayment restriction, prohibition on inappropriate usage of the loan proceeds, violation of which will cause certain portion of the loan to be charged with higher interest. Gary Wang, David Wang, Guoan Xu and their family members provided guarantee for this loan.

On November 30, 2020, the Company announced its receipt of a preliminary non-binding proposal letter, dated November 27, 2020,  jointly submitted by the chief executive officer and chairman of the Board, Gary Wang, David Wang, the chief financial officer, Guoan Xu, Qingmao Zhang, Long Lin, Jishan Sun and their respective affiliated entities (collectively, the “Buyer Group”), to acquire all of the outstanding shares of the Company not already owned by the Buyer Group (the “Going-Private” transaction).

On March 12, 2021, Taiying Group Ltd., a BVI business company with limited liability incorporated under the laws of the British Virgin Islands (“Parent”); Taiying International Inc., a BVI business company with limited liability incorporated under the laws of the British Virgin Islands (“Merger Sub”) and the Company entered into an agreement and plan of merger providing for the merger of the Merger Sub with and into the Company (the “Merger”) in accordance with the British Virgin Islands Business Companies Act, with the Company continuing as the surviving company after the merger as a wholly-owned subsidiary of Parent. Merger Sub is currently wholly owned by the Parent. If completed, the Merger will result in the Company becoming a privately-held company, the Company will no longer be listed on the Nasdaq Capital Market. The Company could be subject to possible litigation during the course of closing the Going-Private transaction, such as class action brought by certain shareholders who voted against the Going-Private transaction. The Company is not aware of such legal proceedings or claims as of the date of this report.

In March 2021, Taiying obtained a loan from Qilu Bank Co., Ltd. of RMB 20 million (approximately $3.1 million). The loan bears an annual interest rate of 4.35%, matures on March 28, 2022 and is subject to various covenants, including on-schedule repayment restriction and prohibition on inappropriate usage of the loan proceeds, violation of which will cause certain portion of the loan to be charged with higher interest. Central BPO provided guarantee for this loan.